SUPPLEMENTAL CASH FLOW INFORMATION (Tables)	12 Months Ended
Dec. 31, 2023
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information

	Years Ended December 31,
	2023	2022	2021
Net payments for repositioning and other charges
Severance and exit cost payments	$(294)	$(275)	$(382)
Environmental payments	(196)	(211)	(210)
Reimbursement receipts	140	140	140
Insurance receipts for asbestos-related liabilities	39	37	46
Insurance receivables settlements and write-offs	26	68	—
Asbestos-related liability payments	(174)	(271)	(286)
Total net payments for repositioning and other charges	$(459)	$(512)	$(692)
Interest paid, net of amounts capitalized	$649	$375	$339
Income taxes paid, net of refunds	1,581	1,324	1,202
Non-cash investing and financing activities
Common stock contributed to savings plans	216	196	191
Marketable securities contributed to non-U.S. pension plans	—	—	81
Impact of Quantinuum contribution[1]	—	—	460
Noncontrolling interest non-cash contribution[1]	—	—	419
Loan in exchange for prepaid assets	—	—	25
Receipt of Garrett Series B Preferred Stock[2]	—	—	577

1
See Note 2 Acquisitions and Divestitures for additional information of non-cash amounts recognized related to the combination of Honeywell Quantum Solutions and Cambridge Quantum Computing to form Quantinuum, a newly formed entity, which Honeywell consolidates as the controlling majority-owner.

2
See Note 19 Commitments and Contingencies for additional information of non-cash amounts recognized related to the receipt of 834.8 million shares of Garrett Series B Preferred Stock in exchange for the full and final satisfaction of the Garrett Indemnity, Tax Matters Agreement, and pending litigation between the Company and Garrett. The non-cash amount reflects the fair value of the Garrett Series B Preferred Stock as of April 30, 2021, the date Garrett issued the Series B Preferred Stock to the Company.